[BANKAMERICA CORPORATION LOGO APPEARS HERE]

                                                           Exhibit 99

                                                                 NEWS

                                                         For release:


Contact:          Mike Zampa
                  (415) 622-4524

                        BANKAMERICA SECOND QUARTER EARNINGS


         SAN FRANCISCO, July 15, 1998 -- BankAmerica Corporation (BAC) today reported second-quarter 1998 diluted earnings per common share of $1.24, up 16 percent from $1.07 for the same period a year ago. Net income for the period was $890 million, up 11 percent from $799 million for the second quarter of 1997. The return on average common equity for the second quarter of 1998 was 18.20 percent, an increase of 147 basis points from the same period in 1997.

         Second quarter net income includes an $84 million pre-tax gain on the sale of Columbia Seafirst Center and a pre-tax accrual of a $45 million estimated loss associated with the decision to sell
Robertson   Stephens Investment  Management.  Excluding  the effects of these items and their related tax impact, diluted earnings per common share and net income for the second quarter of 1998 would have been $1.21 and $866 million, respectively.

         BAC's diluted earnings per common share for the first six months of 1998 was $2.41, an increase of 15 percent from $2.10 for the first six months of 1997. Net income for the first six months of 1998 was $1,725 million, an increase of 9 percent from $1,579 million for the same period in 1997. The return on average common equity for the first six months of 1998 was 18.05 percent, an increase of 143 basis points from the same period in 1997.

         Diluted cash earnings per common share for the second quarter of 1998 was $1.34, up 16 percent from $1.16 for the second quarter of 1997. Diluted cash earnings per common share for the first six months of 1998 was $2.60, an increase of 14 percent from $2.28 for the first six months of 1997.

         "I am gratified by these strong results," said David A. Coulter, Chairman and Chief Executive Officer. "They reflect solid performance at a time when we are diligently preparing for our historic merger with NationsBank, and demonstrate our core competency in risk management. We must maintain our discipline and continue to make customers our number one priority during this important period. That is exactly what we are doing, as demonstrated by this quarter's earnings."

                               - more -

FINANCIAL HIGHLIGHTS:

          o Net interest income for the second quarter of 1998 was down $104 million from the same period in 1997. BAC's net interest margin for the second quarter of 1998 was 3.86 percent, an increase of 2 basis points from the previous quarter, and a decrease of 26 basis points from the comparable period in 1997.

          o Noninterest income for the second quarter of 1998 was $1,843 million, an increase of $417 million, or 29 percent, from the same period in 1997. The second-quarter 1998 amount included growth in other fees and commissions of $234 million, primarily attributable to the operations of Robertson Stephens and Company that was acquired in the fourth quarter of 1997 and higher loan servicing fees. In addition, other income increased $181 million, in part due to the previously discussed gain on the sale of Columbia Seafirst Center. Furthermore, the net gain on sales of loans increased $105 million. However, these increases were partially offset by a decrease of $99 million in trading income resulting primarily from volatility in emerging markets, and the accrual of a $45 million estimated loss associated with the decision to sell Robertson Stephens Investment Management.

           o Noninterest expense for the second quarter of 1998 was $2,303 million, an increase of $256 million from the same period in 1997. This increase was largely attributable to increased salaries expense of $134 million, primarily due to the acquisition of Robertson Stephens and Company.

           o The provision for credit losses was $230 million for the second quarter of 1998, down $15 million from the previous quarter and $20 million from the second quarter of 1997. Net credit losses were $230 million for the second quarter of 1998, a decrease of $9 million from the previous quarter, and an increase of $6 million from the second quarter of 1997.


                                    - Page 2 -

           o Nonaccrual assets were $951 million at June 30, 1998, a decrease of $85 million, or 8 percent, from their March 31, 1998 level, and an increase of $90 million, or 10 percent, from their June 30, 1997 level. The increase from the same period a year ago was primarily due to an increase in the foreign nonaccrual portfolio, concentrated in Asia.

           o On June 29, 1998, BAC redeemed all outstanding shares of its Cumulative Adjustable Preferred Stock, Series A and B, which reduced stockholders' equity by $614 million.


                           (end of text, tables follow)


   This earnings report and other material of interest to investors can be found on  the shareholder resources section of BankAmerica's
       Internet  web site (http://www.BankAmerica.com/shareholder)


                                    - Page 3 -

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                    TABLE 1
                      SUMMARY OF RESULTS AND STATISTICAL DATA

                                              Second     First    Second
   (dollar amounts in millions,              Quarter   Quarter   Quarter
   except per share data)                       1998      1998      1997
                                             -------   -------   -------

 1 Net income                                  $ 890     $ 835     $ 799
 2 Earnings per common share                    1.29      1.21      1.10
 3 Diluted earnings per common share            1.24      1.17      1.07

   Rate of return (based on net income) on:
 4   Average common equity                     18.20%     17.89%   16.73%
 5   Average total assets                       1.37       1.28     1.26
 6 Net interest margin/a/                       3.86       3.84     4.12


 7 Full-time-equivalent staff
     at period end (in thousands)               77.1       76.5     77.4
 8 Employees at period
     end (in thousands)                         89.3       89.9     91.0

                                                        Six Months Ended
                                                                 June 30
                                                  ----------------------
                                                     1998           1997
                                                  -------        -------

 9 Net income                                      $1,725         $1,579
10 Earnings per common share                         2.49           2.15
11 Diluted earnings per common share                 2.41           2.10

   Rate of return (based
     on net income) on:
12   Average common equity                          18.05%         16.62%
13   Average total assets                            1.33           1.26
14 Net interest margin/a/                            3.85           4.14
------------------------------------------------------------------------

/a/The net interest margin is computed on a tax-equivalent basis. The taxable-equivalent basis adjustments to net interest income were $7 million, $5 million, and $6 million, for the second quarter of 1998, the first quarter of 1998, and the second quarter of 1997, respectively, and $12 million in both six-month periods ended June 30, 1998 and 1997.

                     BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 2
                                SUMMARY OF RESULTS

                      EXCLUDING AMORTIZATION OF INTANGIBLES/a/


                                             Second     First    Second
    (dollar amounts in millions,            Quarter   Quarter   Quarter
    except per share data)                     1998      1998      1997
                                            -------   -------   -------
 1  Net income excluding
      amortization of intangibles            $  956    $  902    $  865
 2  Diluted cash earnings per
      common share                             1.34      1.26      1.16
 3  Rate of return on average
      common equity                           19.58%    19.35%    18.17%

                                                       Six Months Ended
                                                                June 30
                                                 ----------------------
                                                    1998           1997
                                                 -------        -------
 4  Net income excluding
      amortization of intangibles                 $1,858         $1,711
 5  Diluted cash earnings per
      common share                                  2.60           2.28
 6  Rate of return on average
      common equity                                19.47%         18.06%
 ----------------------------------------------------------------------

/a/For purposes of this table, amortization amounts are related to those intangibles that are deducted from Tier 1 capital under regulatory guidelines. Amortization amounts excluded from this table totaled
   $66 million, $67 million, and $66 million, for the second  quarter of 1998, the first quarter of 1998, and the second quarter of 1997, respectively, and $133 million and $132 million for the six-month periods ended June 30, 1998 and 1997, respectively.
========================================================================

                              TABLE 3
                      TIER 1 CAPITAL GENERATION

                                                        Six Months Ended
                                                                 June 30
                                                  ----------------------
    (in millions)                                    1998           1997
                                                  -------        -------
    Tier 1 generation:
 1    Net income                                  $ 1,725       $  1,579
 2    Amortization of intangibles                     133            132
 3    Common stock issuances and other                241            190
 4    Trust preferred securities issued               339            396
                                                  -------        -------
 5      Total generation                            2,438          2,297

    Tier 1 applications:
 6    Common stock dividends                         (472)          (430)
 7    Preferred stock dividends                       (19)           (64)
 8    Common stock repurchased                       (600)          (950)
 9    Preferred stock redeemed                       (614)          (764)
                                                  -------        -------
10       Total applications                        (1,705)        (2,208)

11    Capital attributed to growth
         in risk-weighted assets                   (1,002)/abc/     (200)
                                                  -------        -------

12       Net capital applied                      $  (269)       $  (111)
                                                  =======        =======

-------------------------------------------------------------------------

/a/ Includes the effect of market risk as required by the regulators effective January 1, 1998.
/b/ Includes BAC's broker/dealer subsidiary.
/c/ Amount is preliminary.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 4
                             STOCK AND CAPITAL DATA

   (dollar amounts in millions,    June 30      March 31        June 30
   except per share data)             1998          1998           1997
                                   -------       -------        -------
 1 Book value per common share      $29.26        $28.23         $26.88
   Common stock cash dividends:
 2   Quarter ended                     236           236            214
 3   Year-to-date                      472           236            430
   Preferred stock cash dividends:
 4   Quarter ended                       9            10             30
 5   Year-to-date                       19            10             64
 6 Number of common shares
     outstanding (in thousands)    684,766       682,704        698,407
   Average number of common shares
     outstanding (in thousands):
 7   Quarter ended                 683,790       684,737        701,458
 8   Year-to-date                  684,264       684,737        705,022
   Average number of diluted
     common shares outstanding
     (in thousands):
 9   Quarter ended                 709,064       706,481        719,514
10   Year-to-date                  707,773       706,481        723,157
11 Common equity to total
     assets                           7.59%         7.26%          7.27%
12 Tier 1 risk-based capital
     ratio                            7.38/abc/     7.49/ab/       7.72
13 Total risk-based capital
     ratio                           11.10/abc/    11.41/ab/      11.66
14 Tier 1 risk-based capital     $  17,969/abc/ $ 17,764/ab/   $ 17,145
15 Total risk-based capital         27,009/abc/   27,054/ab/     25,901
16 Risk-weighted assets            243,431/abc/  237,127/ab/    222,149
-----------------------------------------------------------------------

/a/ Includes the effect of market risk as required by the regulators effective January 1, 1998. The new requirements decreased Tier 1 and total risk-based capital ratios by 19 basis points and 25 basis points, respectively, at June 30, 1998, and 20 basis points and 27 basis points, respectively, at March 31, 1998.
/b/ Includes BAC's broker/dealer subsidiary.
/c/ Amounts are preliminary.


======================================================================


                                     TABLE 5
                    SELECTED AVERAGE BALANCE SHEET COMPONENTS

                                            Second      First    Second
                                           Quarter    Quarter   Quarter
   (in millions)                              1998       1998      1997
                                           -------    -------   -------

 1 Available-for-sale securities          $ 12,403   $ 12,817  $ 11,277
 2 Held-to-maturity securities               3,510      3,622     3,918
 3 Loans                                   166,347    167,352   168,095
 4 Earning assets                          219,480    219,870   215,558
 5 Total assets                            261,267    263,527   255,131
 6 Deposits                                172,380    171,680   168,994
 7 Interest-bearing liabilities            184,212    188,334   175,768
 8 Common equity                            19,400     18,704    18,459
 9 Total equity                             20,000     19,318    20,055

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 6
                                BUSINESS SECTORS

                                         Six Months Ended June 30, 1998
                                 --------------------------------------
                                  Global      Global
   (dollar amounts                Retail   Wholesale      All
   in millions)                     Bank        Bank    Other     Total
                                 -------   ---------   ------  --------
 1 GAAP net income available
     to common shareholders     $  1,113    $    584  $     9  $  1,706
 2 RAROC economic profit             580         294      (65)      809
 3 ROIC economic profit              418         214      (67)      565

 4 Average total assets          118,426     122,995   20,975   262,396
 5 Average total deposits        118,622      49,927    3,488   172,037

 6 GAAP avg. common equity         8,641       9,028    1,386    19,055
 7 RAROC avg. economic capital     8,011       7,241      916    16,168
 8 ROIC avg. invested capital     11,654       8,499    1,087    21,240

 9 GAAP return on average
     common equity                  26.0%       13.0%      NM      18.1%
10 Risk adjusted return
     on capital                     26.6%       20.2%      NM      22.1%
11 Return on invested capital       19.2%       17.2%      NM      17.4%

12 Expense/revenue                  56.0%       51.7%      NM      55.2%
13 Net interest margin              5.44%       2.20%      NM      3.85%

                                         Six Months Ended June 30, 1997
                                ---------------------------------------
                                  Global      Global
                                  Retail   Wholesale     All
                                    Bank        Bank    Other     Total
                                 -------   ---------   ------  --------
 1 GAAP net income available
     to common shareholders     $    866    $    732  $   (82) $  1,516
 2 RAROC economic profit             453         259     (140)      572
 3 ROIC economic profit              296         260     (137)      419

 4 Average total assets          124,088     111,259   18,302   253,649
 5 Average total deposits        114,288      49,074    4,402   167,764

 6 GAAP avg. common equity         9,083       8,109    1,195    18,387
 7 RAROC avg. economic capital     8,303       6,062      867    15,232
 8 ROIC avg. invested capital     12,391       7,269      847    20,507

 9 GAAP return on average
     common equity                  19.2%       18.2%      NM      16.6%
10 Risk adjusted return
     on capital                     23.0%       20.6%      NM      19.6%
11 Return on invested capital       16.8%       19.0%      NM      16.1%

12 Expense/revenue                  54.2%       45.9%      NM      53.2%
13 Net interest margin              6.03%       2.32%      NM      4.14%
------------------------------------------------------------------------

See notes following business sectors table.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                         NOTES TO BUSINESS SECTORS TABLE


BAC examines the financial performance of its businesses from multiple capital return perspectives to facilitate meeting various decision support needs of managers. Each measure reflects a different level of capital, treatment of intangible assets, and basis for recognition of credit losses. The key return on capital measures are:

- GAAP Return on Average Common Equity - Reflects total common equity allocated to businesses on the basis of their relative share of BAC's total assets and an apportionment of the corporate provision and reserve for credit losses. Income is derived in a manner consistent with externally reported financial statement results. This measure is oriented toward external performance comparisons and does not allocate capital based on the risks inherent in a specific business. Net interest margin and expense to revenue ratios for a business are calculated using the generally accepted accounting principles (GAAP) return on average common equity perspective.

-   Risk-Adjusted Return on Capital (RAROC) - Capital is allocated to
    businesses on  the  basis  of  economic   capital   assignments  of
    credit, country, market/interest rate and business/operating risks. The assignments are based on empirical analysis of the risks that are inherent in the operation of each business. Credit losses reflect the statistically derived expected losses within a given portfolio. Goodwill is not amortized in deriving this measure. This measure includes only the capital necessary to cover the risks of unexpected losses, and represents that which is incrementally attributable to businesses for individual transactions.
    RAROC is most often used for incremental decision analysis.

- Return on Invested Capital (ROIC) - Risk based economic capital as assigned through the RAROC process described above is increased by an amount equal to the intangibles assigned to a business. Capital is thereby assumed to cover unexpected losses plus an amount of capital necessary to fully fund growth by acquisition. Loan losses in this measure represent net charge-offs. Goodwill is not amortized for purposes of calculating ROIC. The Return on Invested Capital is an all-in return concept based on a quasi-cash derivation of net income. This measure enables managers to evaluate their overall business performance on a comprehensive, fully allocated basis that is oriented toward cash flows.

Interest revenue is adjusted for each return calculation to reflect changes in the debt to equity mix under each measure.

Economic Profit, which reflects net income available to common shareholders less a 12% charge for capital, is calculated for the RAROC and ROIC measurements.

Expense to revenue percent excludes net other real estate owned expense, amortization of intangibles, and expenses associated with trust preferred securities.

All Other column includes results of the Global Asset Management Group, Community Development Banking, and Asset/Liability management activities.

All amounts are preliminary. For comparability purposes, both 1998 and 1997 amounts reflect BAC's internal allocation and classification methodologies in effect at June 30, 1998.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 7
                             TRADING-RELATED INCOME

                                           Second       First    Second
                                          Quarter     Quarter   Quarter
    (in millions)                            1998/a/     1998      1997
                                          -------     -------   -------
    Trading income:
 1    Interest rate products                 $ 28        $ 45      $ 17
 2    Foreign exchange contracts              163         158       107
 3    Debt instruments                        (72)         48        94
                                             ----        ----      ----
 4      Total trading income                 $119        $251      $218
                                             ====        ====      ====

    Other trading-related income:
 5    Interest rate products/b/              $  7        $  6      $ 12
 6    Foreign exchange contracts               (3)          2         2
 7    Debt instruments/b/                      65          88        47
                                             ----        ----      ----
 8      Total other trading-related
          income                             $ 69        $ 96      $ 61
                                             ====        ====      ====
                                                        Six Months Ended
                                                                 June 30
                                                    --------------------
                                                      1998/a/       1997
                                                    ------        ------

    Trading income:
 9    Interest rate products                          $ 73          $ 29
10    Foreign exchange contracts                       321           199
11    Debt instruments                                 (24)          178
                                                      ----          ----
12      Total trading income                          $370          $406
                                                      ====          ====

    Other trading-related income:
13    Interest rate products/b/                       $ 13          $ 22
14    Foreign exchange contracts                        (1)            6
15    Debt instruments/b/                              153            97
                                                      ----          ----
16      Total other trading-related
          income                                      $165          $125
                                                      ====          ====
------------------------------------------------------------------------

/a/ Detailed breakouts of total amounts are preliminary.
/b/ Primarily includes the net interest revenue associated with the respective products.


                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 8
                      IMPACT OF CREDIT CARD SECURITIZATIONS

                                                    Second Quarter 1998/a/
                          ---------------------------------------------
                                   Before        Impact of
   (dollar amounts            Credit Card      Credit Card
   in millions)           Securitizations  Securitizations     Reported
                          ---------------  ---------------     --------
   Operating Results:
 1 Net interest income           $  2,238          $  (132)    $  2,106
 2 Credit card fees                   126              (26)         100
 3 Other noninterest income         1,680               63        1,743
                                 --------          -------     --------
 4   Total revenue                  4,044              (95)       3,949
 5 Noninterest expense              2,303                -        2,303
                                 --------          -------     --------
 6   Income before provision
       for credit losses and
       income taxes                 1,741              (95)       1,646
 7 Provision for credit
     losses                           322              (92)/b/      230
                                 --------          -------     --------
 8   Income before income
       taxes                     $  1,419          $    (3)    $  1,416
                                 ========          =======     ========

 9 Net interest margin               4.00%           (0.14)%       3.86%

   Balance Sheet Data at
     Period End:
10 Credit card loans
     outstanding                 $ 10,772          $(5,621)    $  5,151
11 Total assets                   269,506           (5,621)     263,885

   Average Balance
     Sheet Data:
12 Credit card loans               10,579           (5,324)       5,255
13 Earning assets                 224,804           (5,324)     219,480
14 Total assets                   266,591           (5,324)     261,267

15 Net credit losses - credit
     card portfolio                   176              (92)/b/       84

   Selected Financial Ratios:
16 Annualized ratio of net
     credit losses on credit
     card loans to average credit
     card loans outstanding          6.62%           (0.27)%       6.35%
17 Delinquent credit card
     loan ratio/c/                   4.33            (0.48)        3.85
-----------------------------------------------------------------------

/a/ Includes the effects of accumulated credit card securitizations of $5,621 million at June 30, 1998, which includes a $500 million purchased credit card portfolio.
/b/ Represents charge-offs on the investor's share.
/c/ 30 days or more past due.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 9
                                LOAN OUTSTANDINGS

                                          June 30   March 31   June 30
   (in millions)                             1998       1998      1997
                                         --------   --------  --------

   DOMESTIC
   Consumer:
 1   Residential first mortgages         $ 31,600   $ 31,711  $ 37,163
 2   Residential junior mortgages          12,561     12,920    13,700
 3   Other installment                     17,818     18,179    18,410
 4   Credit card/a/                         5,151      5,680     7,624
 5   Other individual lines of credit         955      1,833     1,961
 6   Other                                    360        353       413
                                         --------   --------  --------
 7     Total consumer                      68,445     70,676    79,271

   Commercial:
 8   Commercial and industrial             40,036     37,765    35,621
 9   Loans secured by real estate          12,783     12,968    12,669
10   Financial institutions                 3,724      3,571     2,947
11   Lease financing                        2,767      2,861     2,809
12   Loans for purchasing or carrying
       securities                           2,970      2,794     2,616
13   Construction and development
       loans secured by real estate         2,434      2,350     2,262
14   Agricultural                           1,651      1,641     1,560
15   Other                                  1,859      1,904     1,738
                                         --------   --------  --------
16     Total commercial                    68,224     65,854    62,222
                                         --------   --------  --------
17       Total domestic loans             136,669    136,530   141,493

   FOREIGN
18 Commercial and industrial               18,478     18,939    17,762
19 Banks and other financial
     institutions                           4,533      3,815     4,818
20 Governments and official
     institutions                             810        723       851
21 Other                                    6,131      5,513     5,237
                                         --------   --------  --------
22   Total foreign loans                   29,952     28,990    28,668
                                         --------   --------  --------

23     Total loans                       $166,621   $165,520  $170,161
                                         ========   ========  ========
-----------------------------------------------------------------------

/a/ Excludes outstanding securitized credit card receivables of $5,621 million, $4,871 million, and $2,221 million, at June 30, 1998, March 31, 1998, and June 30, 1997, respectively.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                    TABLE 10
                          SELECTED CREDIT QUALITY DATA

                                          June 30   March 31   June 30
  (dollar amounts in millions)               1998       1998      1997
                                         --------   --------  --------
   Nonaccrual assets:
 1   Commercial and industrial               $166     $  258      $228
 2   Commercial loans secured by real
       estate                                  67         90       120
 3   Construction and development
       loans secured by real estate            24         29        59
 4   Consumer                                 333        374       373
 5   Foreign                                  361        285        81
                                             ----     ------      ----

 6       Total nonaccrual assets             $951     $1,036      $861
                                             ====     ======      ====

 7 Restructured loans                        $251     $  258      $302
 8 Loans past due 90 days or more
     and still accruing interest/a/           159        171       214
 9 Other real estate owned                    175        163       242
10 Allowance for credit losses to
     total loans                             2.11%      2.13%     2.11%
11 Allowance for credit losses to
     total nonaccrual assets               369.66     339.67    413.99
   Annualized ratio of net credit
     losses to average total loan
     outstandings:
12   Quarter ended                           0.55       0.58      0.54
13   Year-to-date                            0.57       0.58      0.52
----------------------------------------------------------------------

/a/ Includes consumer loans of $124 million, $153 million, and $190 million at June 30, 1998, March 31, 1998, and June 30, 1997, respectively.

=====================================================================

                                    TABLE 11
                     ANALYSIS OF CHANGE IN NONACCRUAL ASSETS

                                                  Second       First
                                                 Quarter     Quarter
   (in millions)                                    1998        1998
                                                 -------    --------
 1 Balance, beginning of period                   $1,036      $  899

   Additions:
 2 Loans placed on nonaccrual status                 166         290

   Deductions:
 3 Sales                                             (38)        (50)
 4 Restored to accrual status                        (43)         (6)
 5 Foreclosures                                      (18)          -
 6 Charge-offs                                       (76)        (38)
 7 Other, primarily payments                         (76)        (59)
                                                  ------      ------
 8   Balance, end of period                       $  951      $1,036
                                                  ======      ======

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                    TABLE 12
                         NET CREDIT LOSSES (RECOVERIES)

                                             Second     First    Second
                                            Quarter   Quarter   Quarter
    (in millions)                              1998      1998      1997
                                            -------   -------   -------
    Domestic consumer:
 1    Residential first mortgages              $  3      $  4      $  7
 2    Residential junior mortgages                2         6         8
 3    Credit card                                84       111       124
 4    Other installment                          39        62        49
 5    Other individual lines of credit           18        21        20
 6    Other                                       7         5         4
    Domestic commercial:
 7    Commercial and industrial                  23         8        19
 8    Loans secured by real estate                -        (1)        -
 9    Construction and development
        loans secured by real estate              -         -        (8)
10    Financial institutions, lease
        financing, loans for
        purchasing or carrying
        securities, and agricultural              -         -        (1)
                                               ----      ----      ----
11          Total domestic                      176       216       222
12  Foreign                                      54        23         2
                                               ----      ----      ----

13          Total net credit losses            $230      $239      $224
                                               ====      ====      ====

========================================================================

                                    TABLE 13
                DOMESTIC CONSUMER LOAN DELINQUENCY INFORMATION/a/

                                           June 30    March 31   June 30
   (dollar amounts in millions)               1998        1998      1997
                                          --------    --------  --------
   Delinquent consumer loans:
 1   Residential first mortgages            $  752      $  810    $  907
 2   Residential junior mortgages              109         119       144
 3   Credit card                               198         251       322
 4   Other                                     280         304       352
                                            ------      ------    ------
 5     Total delinquent consumer loans      $1,339      $1,484    $1,725
                                            ======      ======    ======
   Delinquent consumer loan ratios/b/:
 6   Residential first mortgages              2.38%       2.55%     2.44%
 7   Residential junior mortgages             0.87        0.92      1.05
 8   Credit card                              3.85        4.42      4.23
 9   Other                                    1.46        1.49      1.69
10     Total delinquent consumer
         loan ratio                           1.96%       2.10%     2.18%
                                              ====        ====      ====
------------------------------------------------------------------------

/a/ 30 days or more past due.
/b/ Ratios represent delinquent balances expressed as a percentage of total loans for that loan category.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                    TABLE 14

            ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES BY LOAN TYPE/a/

                                     June 30, 1998       March 31, 1998
                                ------------------   ------------------
                                           Percent              Percent
   (dollar amounts                         of Loan              of Loan
   in millions)                Allowance  Category   Allowance Category
                               ---------  --------   --------- --------
   Domestic consumer:
 1   Residential first
       mortgages                  $   61      0.19%     $   78     0.24%
 2   Residential junior
       mortgages                      87      0.69          98     0.76
 3   Credit card                     320      6.22         373     6.56
 4   Other consumer                  749      3.92         801     3.93

   Domestic commercial:
 5   Commercial and industrial/b/    528      1.18         538     1.27
 6   Loans secured by
       real estate                   180      1.41         184     1.42
 7   Financial institutions            4      0.10          11     0.31
 8   Lease financing                  34      1.22          33     1.16
 9   Construction and
       development loans
       secured by real estate         52      2.13          50     2.12
10   Agricultural                     22      1.36          22     1.36
11 Foreign                         1,148      3.83       1,109     3.83
12 Unallocated                       332         -         220        -
                                  ------                ------

13   Total                        $3,517      2.11%     $3,517     2.13%
                                  ======                ======
------------------------------------------------------------------------

/a/ Includes the allowance for credit losses on impaired loans of $158 million and $171 million at June 30, 1998 and March 31, 1998, respectively. While management has allocated the allowance to various portfolio segments, it is general in nature and is available for the loan portfolio in its entirety.
/b/ Includes the allowance for credit losses for commercial and industrial loans, loans for purchasing or carrying securities, and other commercial loans.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                    TABLE 15
                           REGIONAL FOREIGN EXPOSURES

 (in millions)                                         June 30, 1998/a/
                            ----------------------------------------
                                         Total       Gross
                                        Cross-       Local
                              Total     border     Country
Region/Country             Exposure/b/   Loans      Claims/c/  Other/d/
                           --------    -------     -------   -------
ASIA
 1 China                    $   494     $  209     $   102    $  183
 2 Hong Kong                  5,131         74       4,744       313
 3 India                      2,231        317       1,630       284
 4 Indonesia                    713        259         233       221
 5 Japan                      3,346        201       1,487     1,658
 6 Korea (South)              2,510        796         412     1,302
 7 Malaysia                     898          9         824        65
 8 Pakistan                     433          8         419         6
 9 Philippines                  585        216         173       196
10 Singapore                  1,846        112       1,623       111
11 Taiwan                     1,637        404       1,134        99
12 Thailand                   1,232        130         854       248
13 Other                         77          -          77         -
                            -------     ------      ------    ------
14   Total                   21,133      2,735      13,712     4,686

CENTRAL AND EASTERN EUROPE
15 Russia Federation            668         84          12       572
16 Other                        648        242         102       304
                           --------     ------      ------    ------
17   Total                    1,316        326         114       876

LATIN AMERICA
18 Argentina                  1,594        273         908       413
19 Brazil                     2,637      1,064       1,039       534
20 Chile                      1,933      1,254         587        92
21 Colombia                     557        472          53        32
22 Mexico                     3,872      1,916/e/      486     1,470
23 Venezuela                    569        129          83       357
24 Other                        266          3           -       263
                             ------    -------      ------    ------
25   Total                   11,428      5,111       3,156     3,161

26     Total                $33,877     $8,172/f/  $16,982    $8,723
                            =======     ======     =======    ======
-------------------------------------------------------------------

/a/ Amounts are preliminary.
/b/ Includes the following foreign assets: loans, accrued interest, acceptances, interest-bearing deposits in banks,trading account securities, available-for-sale and held-to-maturity securities, other interest-bearing investments, and other monetary assets. Amounts also include unrealized gains on off-balance-sheet instruments, unused commitments, and available-for-sale and held-to-maturity securities that are collateralized by U.S. Treasury securities.
/c/ Represents claims of BAC's foreign offices on local country residents, including trading account securities, derivative products, unused commitments, and available-for-sale and held-to-maturity securities regardless of the currency.
/d/ Includes: accrued interest receivable, acceptances, interest-bearing deposits in banks, trading account securities, other interest-earning investments, other short-term monetary assets, unrealized gains on off-balance-sheet instruments, unused commitments, and available-for-sale and held-to-maturity securities, including securities that are collateralized by U.S. Treasury securities as follows: Mexico - $1,058 million, Venezuela -
    $252 million, Philippines - $22 million, and Latin America Other - $89 million. Held-to-maturity securities amounted to $1,117 million with a fair value of $1,062 million.
/e/ Includes a $30 million loan that is collateralized by zero-coupon
    U.S. Treasury securities.
/f/ Amounts also include nonaccrual loans of $325 million.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                            Second      First    Second
                                           Quarter    Quarter   Quarter
     (in millions)                            1998       1998      1997
                                           -------    -------   -------
     INTEREST INCOME
 1   Loans, including fees                  $3,367     $3,388    $3,513
 2   Interest-bearing deposits in banks         99        108       105
 3   Federal funds sold                         10          8         9
 4   Securities purchased under
       resale agreements                       259        233       180
 5   Trading account assets                    387        383       298
 6   Available-for-sale and held-to-
       maturity securities                     275        283       270
                                            ------     ------    ------
 7       TOTAL INTEREST INCOME               4,397      4,403     4,375

     INTEREST EXPENSE
 8   Deposits                                1,453      1,489     1,424
 9   Federal funds purchased                    25         27        19
10   Securities sold under repurchase
       agreements                              280        251       178
11   Other short-term borrowings               283        293       287
12   Long-term debt                            250        248       257
                                            ------     ------    ------
13       TOTAL INTEREST EXPENSE              2,291      2,308     2,165
                                            ------     ------    ------
14       NET INTEREST INCOME                 2,106      2,095     2,210
15   Provision for credit losses               230        245       250
                                            ------     ------    ------
16       NET INTEREST INCOME AFTER
           PROVISION FOR CREDIT LOSSES       1,876      1,850     1,960

     NONINTEREST INCOME
17   Deposit account fees                      357        338       361
18   Credit and other card fees                100         91        93
19   Trust fees                                 82         75        61
20   Other fees and commissions                651        562       417
21   Trading income                            119        251       218
22   Equity investment activities              125        190        98
23   Net gain on sales of loans                149        115        44
24   Net gain (loss) on available-for-sale
        debt securities                         12         61        (1)
25   Net gain (loss) on sales of
        subsidiaries and operations            (41)        20        27
26   Other income                              289        110       108
                                            ------     ------    ------
27       TOTAL NONINTEREST INCOME            1,843      1,813     1,426

     NONINTEREST EXPENSE
28   Salaries                                1,007      1,050       873
29   Employee benefits                         181        179       189
30   Occupancy                                 195        191       183
31   Equipment                                 179        171       173
32   Professional services                     134        112        82
33   Communications                             98         97        96
34   Amortization of intangibles                90         91        89
35   Other expense                             419        397       362
                                            ------     ------    ------
36       TOTAL NONINTEREST EXPENSE           2,303      2,288     2,047
                                            ------     ------    ------
37         INCOME BEFORE INCOME TAXES        1,416      1,375     1,339
38   Provision for income taxes                526        540       540
                                            ------     ------    ------

39               NET INCOME                 $  890     $  835    $  799
                                            ======     ======    ======


                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                       Six Months Ended
                                                                June 30
                                                 ----------------------
   (in millions)                                    1998           1997
                                                 -------        -------
   INTEREST INCOME
 1 Loans, including fees                          $6,755         $6,951
 2 Interest-bearing deposits in banks                207            204
 3 Federal funds sold                                 18             17
 4 Securities purchased under
     resale agreements                               492            335
 5 Trading account assets                            770            567
 6 Available-for-sale and held-to-
     maturity securities                             558            556
                                                  ------         ------
 7     TOTAL INTEREST INCOME                       8,800          8,630

   INTEREST EXPENSE
 8 Deposits                                        2,942          2,790
 9 Federal funds purchased                            52             32
10 Securities sold under repurchase
     agreements                                      531            327
11 Other short-term borrowings                       576            562
12 Long-term debt                                    498            520
                                                  ------         ------
13     TOTAL INTEREST EXPENSE                      4,599          4,231
                                                  ------         ------
14     NET INTEREST INCOME                         4,201          4,399
15  Provision for credit losses                      475            470
                                                  ------         ------
16     NET INTEREST INCOME AFTER
         PROVISION FOR CREDIT LOSSES               3,726          3,929

   NONINTEREST INCOME
17 Deposit account fees                              695            721
18 Credit and other card fees                        191            180
19 Trust fees                                        157            118
20 Other fees and commissions                      1,213            792
21 Trading income                                    370            406
22 Equity investment activities                      315            204
23 Net gain on sales of loans                        264            103
24 Net gain on available-for-sale
     debt securities                                  73             12
25 Net gain (loss) on sales of
     subsidiaries and operations                     (21)            40
26 Other income                                      399            220
                                                  ------         ------
27     TOTAL NONINTEREST INCOME                    3,656          2,796

   NONINTEREST EXPENSE
28 Salaries                                        2,057          1,712
29 Employee benefits                                 360            378
30 Occupancy                                         386            369
31 Equipment                                         350            355
32 Professional services                             246            157
33 Communications                                    195            189
34 Amortization of intangibles                       181            180
35 Other expense                                     816            740
                                                  ------         ------
36     TOTAL NONINTEREST EXPENSE                   4,591          4,080
                                                  ------         ------
37        INCOME BEFORE INCOME TAXES               2,791          2,645
38 Provision for income taxes                      1,066          1,066
                                                  ------         ------

39            NET INCOME                          $1,725         $1,579
                                                  ======         ======


                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                           June 30   March 31   June 30
   (in millions)                              1998       1998      1997
                                          --------   --------  --------
   ASSETS
 1 Cash and due from banks                $ 14,053   $ 14,699  $ 14,884
 2 Interest-bearing deposits in banks        5,566      5,737     7,037
 3 Federal funds sold                          688      1,748       270
 4 Securities purchased under resale
     agreements                             11,532     11,179     7,272
 5 Trading account assets                   19,314     21,328    16,765
 6 Available-for-sale securities            12,574     12,328    11,959
 7 Held-to-maturity securities               3,420      3,645     3,858

 8 Loans                                   166,621    165,520   170,161
 9 Less: Allowance for credit losses         3,517      3,517     3,563
                                          --------   --------  --------
10   Net loans                             163,104    162,003   166,598
11 Customers' acceptance liability           2,688      3,374     3,230
12 Accrued interest receivable               1,693      1,625     1,567
13 Goodwill, net                             3,740      3,790     3,842
14 Identifiable intangibles, net             1,381      1,420     1,499
15 Unrealized gains on off-balance-
     sheet instruments                       9,147      9,347     7,319
16 Premises and equipment, net               3,528      3,831     3,944
17 Other assets                             11,457      9,382     8,319
                                          --------   --------  --------

18     TOTAL ASSETS                       $263,885   $265,436  $258,363
                                          ========   ========  ========

   LIABILITIES & STOCKHOLDERS' EQUITY
   Deposits in domestic offices:
19   Interest-bearing                     $ 94,535   $ 95,387  $ 83,308
20   Noninterest-bearing                    35,392     33,628    41,434
   Deposits in foreign offices:
21   Interest-bearing                       46,594     43,249    46,667
22   Noninterest-bearing                     1,573      1,626     1,759
                                          --------   --------  --------
23     Total deposits                      178,094    173,890   173,168
24 Federal funds purchased                     702        810     1,730
25 Securities sold under repurchase
     agreements                             12,701     13,500     9,699
26 Other short-term borrowings              16,293     18,333    18,327
27 Acceptances outstanding                   2,689      3,374     3,230
28 Accrued interest payable                    988      1,004       958
29 Unrealized losses on off-balance-
       sheet instruments                     8,093      8,792     7,157
30 Other liabilities                         8,553      9,626     7,117
31 Long-term debt                           13,521     14,011    14,736
                                          --------   --------  --------
32     TOTAL LIABILITIES                   241,634    243,340   236,122

33 Corporation  obligated  mandatorily
     redeemable  preferred securities
     of subsidiary trusts holding
     solely junior subordinated
     deferrable interest debentures
     of the corporation (trust
     preferred securities)                   2,212      2,212     1,873

   STOCKHOLDERS' EQUITY
34 Preferred stock                               -        614     1,596
35 Common stock                              1,210      1,210     1,210
36 Additional paid-in capital                8,022      7,994     7,872
37 Retained earnings                        14,922     14,292    12,598
38 Net unrealized gain on
      available-for-sale securities             81         66        13
39 Common stock in treasury, at cost        (4,196)    (4,292)   (2,921)
                                          --------   --------  --------
40     TOTAL STOCKHOLDERS' EQUITY           20,039     19,884    20,368
                                          --------   --------  --------
41       TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY          $263,885   $265,436  $258,363
                                          ========   ========  ========
------------------------------------------------------------------------